

===================================================================================================================
HEADLANDS MORTGAGE                                SERVICING CERTIFICATE
===================================================================================================================

REVOLVING HOME       LIBOR:                               5.65234%    Current Collection      8-1-97 thru 8-31-97
EQUITY LOAN                                                           Period:
ASSET-BACKED NOTES   Margin:                              0.18000%    P&S Agreement Date:            8/1/97
SERIES 1997-1        Class A  Note Rate:                  5.83234%    Original Closing Date:        8/21/97
                     Class S  Note Rate:                  1.25000%    Distribution Date:            9/15/97
                     Interest Period  8/21/97 thru           25       Record Date:                  9/14/97
                     9/14/97:
                     Weighted Average Loan Rate:          9.74870%    Pool Factor:                99.9883247%
                     Weighted Average Net Loan Rate:      7.79120%    Investor Floating            97.99967%
                                                                      Allocation %:IFAP
                                                                      Investor Fixed               98.00000%
                                                                      Allocation %:
                     Maximum Rate:                        7.79120%    Beginning Transferor          2.00000%
                                                                      Interest
                     Servicing Fee Rate:                  0.50000%    Spread Account Maximum      7,716,964.41
                                                                      4%:
                     Premium Fee Rate:                    0.20000%    Required                    2,893,861.66
                                                                      Overcollaterialization
                                                                      Amt:
                     Trustee Fee                          0.00750%    Certificateholders          3,859,110.37
                                                                      Subordinated Amt
===================================================================================================================

BALANCES
            Beginning Pool Balance                                                                  192,924,110.37
            Beginning Invested Amount                                                               189,065,000.00
            Beginning Certificateholders Subordinated Principal                                       3,859,110.37
            Balance
            Beginning Class A Note Balance -- CUSIP                                                 189,065,000.00
            Beginning Class S (Notional Amount) --                                                  189,065,000.00
            CUSIP
            Overcollateralization Amount                                                                 22,073.86
            Overcollateralization Loan Amount                                                                 0.00

            Ending Pool Balance                                                                     191,548,307.05
            Ending Invested Amount                                                                  189,065,000.00
            Ending Certificateholders Subordinated                                                    3,881,184.23
            Principal Balance
            Certificateholders Subordinated Balance                                                   3,859,110.37
            (TSA)
            Ending Class A Note Balance -- CUSIP                                                    189,042,926.14
            Ending Class S (Notional Amount) --                                                     189,042,926.14

            Additional Balances                                                                       5,170,624.62

            Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                 0
            Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                              0.00
            Cumulative Number of all Retransferred Mortgage Loans (From Previous                                 0
            Distributions)
            Cumulative Retransferred Mortgage Loan Trust Balances (From Previous                              0.00
            Distributions)
            Number of all Subsequent Mortgage Loans                                                             21
            (Current Date)
            Subsequent Mortgage Loan Asset Balance (Current Date)                                     1,375,415.00
            Cumulative Number of all Subsequent                                                                  0
            Mortgage Loans
            Cumulative Subsequent Mortgage Loan Asset                                                         0.00
            Balance

            Beginning Loan Count                                                                             5,152
            Ending Loan Count                                                                                5,084

COLLECTION AMOUNTS
     1      Aggregate of All Mortgage Collections                                                     7,524,446.00
            (Gross)
     2      Total Mortgage Interest Collections                                                         978,018.06
            (Gross)
            Servicing Fees (current collection period)                                                   80,385.05
            Deferred Interest Transfer  (DI)                                                            101,773.85

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         3a      Mortgage Principal Collections                                                       6,546,427.94
         3b      Insurance Proceeds                                                                           0.00
         3c      Net Liquidation Proceeds                                                                     0.00
     3      Total Mortgage Principal Collections                                                      6,546,427.94
            Aggregate of Transfer Deposits                                                                    0.00
            Investor Loss Amount                                                                              0.00
            Aggregate Investor Loss Reduction Amount                                                          0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
            Investor Interest Collections (Gross+DI -Service                                            979,415.47
            Fee)*IFAP
            Investor Principal Collections (zero available until end of funding period)                       0.00
            Certificateholders Interest Collections                                                      19,991.39
            Certificateholders Principal Collections                                                          0.00

DISTRIBUTION AMOUNTS
            Class A Note Interest 5.01 (i)                                                              765,757.89
            Unpaid Class A Note Interest Shortfall (current cycle)                                            0.00
            5.01(i)
            Class S Note Interest 5.01 (ii)                                                             164,118.92
            Unpaid Class S Note Interest Shortfall (current cycle)                                            0.00
            5.01 (ii)
            Investor Loss Amount  5.01(iii)  Distribution to Funding Account during Funding                   0.00
            Period
            Previous Investor Loss Amount 5.01(iv)                                                            0.00
            Monthly Insurance Premium 5.01(v)                                                            26,259.03
            Credit Enhancer Reimbursement 5.01(vi)                                                            0.00
            Accelerated Principal Distribution Amount                                                    22,073.86
            5.01(vii)
            Spread Account Deposit 5.01(viii)                                                                 0.00
            Trustee Fee 5.01 (ix)                                                                         1,205.78
            Payment to Servicer per Section 7.03 5.01                                                         0.00
            (x)
            Deferred Interest 5.01 (xi)                                                                       0.00
            Remaining Amount to Transferor 5.01 (xii)                                                         0.00
            Total Noteholders Distribution Allocable                                                    979,415.48
            to Interest

            Maximum Principal Payment                                                                 6,415,499.38
            Alternative Principal Payment                                                                     0.00
            Guaranteed Principal Distribution Amount (afterTSA= zero)                                         0.00
            Scheduled Principal Collection Payment                                                            0.00
            Accelerated Principal Distribution Amount                                                    22,073.86
            5.01(vii)
            Total Noteholders Distribution Allocable                                                     22,073.86
            to Principal

            Certificateholders Interest Collections                                                      19,991.39
            Certificateholders  Interest Collections                                                          0.00
            5.01 (xii)
            Certificateholders Principal Collections  Distribution to Funding Account during                  0.00
            Funding Period
            Certificateholders Distribution Amount                                                       19,991.39

     LOSSES/RETRANSFERS
            Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                          0.00
            Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                          0.00
            Interest Earned on Shortfall @ applicable                                                         0.00
            Certificate Rate
            Investor Loss Reduction Amount (From Previous                                                     0.00
            Distributions)

          DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
            Total Class A Note Distribution Amount Allocable to                                          4.0502361
            Interest
            Total Class S Note Distribution Amount Allocable to                                          0.8680556
            Interest
            Unpaid Note Interest Shortfall Included in Current                                           0.0000000
            Distribution
            Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

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            Total Class A Noteholders Distribution Amount Allocable                                      0.1167528
            to Principal
            Scheduled Principal Collections Payment                                                      0.0000000
            Accelerated Principal Distribution Amount                                                    0.1167528

            Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                  0.0000000
            Investor Loss Reduction Amounts after Current Distribution (carryover)                       0.0000000

            Total Amount Distributed to Class A                                                          4.1669889
            Noteholders
            Total Amount Distributed to Class S                                                          0.8680556
            Noteholders
            Total Amount Distributed to Noteholders                                                      5.0350444

            Credit Enhancement Draw Amount                                                                    0.00

              DELINQUENCIES/FORECLOSURES
            Number of Mortgages 31 to 60 Days                                                                   35
            Delinquent
            Aggregate Principal Balances of Mortgages 31 to 60 Days                                   1,608,682.85
            Delinquent
            Number of Mortgages 61 to 90 Days                                                                    0
            Delinquent
            Aggregate Principal Balances of Mortgages 61 to 90 Days                                           0.00
            Delinquent
            Number of Mortgages 91 to 180 or more                                                                0
            Days Delinquent
            Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent

                                                                                                                 -
            Number of Mortgages 181 or more Days                                                                 0
            Delinquent
            Aggregate Principal Balances of Mortgages 181 or more Days Delinquent

                                                                                                                 -
            Number of Mortgage Loans in Foreclosure                                                              0
            Aggregate Principal Balances of Mortgage Loans in                                                 0.00
            Foreclosure

            Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                         0.00
            Aggregate Trust Balances of any Liquidated Loans in the Current Month                             0.00
===================================================================================================================

            Prior Month Ending Balance after Purchase of Subsequent                                           0.00
            Loans:
            Current Funding Accout Deposits:                                                          1,375,803.32
            Withdrawal for Subsequent Loan Purchase:                                                (1,375,415.00)
            Funding Account Ending Balance:                                                                 388.32
            Funding Account Earnings:                                                                         0.00
            Funding Period:  From Closing Date thru the earlier of (a) 1/15/98 or (b) commencement of Rapid
            Amortization Period

            Beginning Spread Account Principal Balance: (total cash available to CapMAC)                964,620.55
            Spread Account  Deposit (this                                                                     0.00
            distribution):
            Ending Spread Account Principal Balance: (total cash available to CapMAC)                   964,620.55

            Total Spread Account:                                                                     4,845,804.78
            Net Excess Spead:                                                                 N/A

            Deferred Interest Deposits:                                                                 600,809.53
            Deferred Interest Account Balance:                                                          600,809.53
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            OFFICER'S CERTIFICATE
            All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

            The Attached Servicing Certificate is true and correct in all material respects.

            -------------------------------------------

            A Servicing Officer    Debora M. Toso



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